-------------------------------------------------------

Westmoreland Announces
Second Quarter 1995 Results

			-------------------------------------------------------

Philadelphia, PA -- July 21, 1995 -- Westmoreland Coal Company (NYSE:WCX) today announced its second quarter 1995 financial results.

Second Quarter 1995 Financial Results

Westmoreland Coal Company's net loss was $10.4 million in the second quarter of 1995 compared to a net loss of $1.7 million in the second quarter of 1994. Net loss applicable to common shareholders was $11.7 million, or a loss of $1.68 per share, in the second quarter of 1995 compared to a net loss applicable to common shareholders of $2.9 million, or a loss of $0.42 per share, in the second quarter of 1994. The difference between net loss and net loss applicable to common shareholders is the result of the recognition of dividends payable to preferred shareholders, even if a preferred stock dividend was not declared.

The Company's operating loss was $10.8 million in the second quarter of 1995 compared to a $0.6 million operating loss in the same period in 1994.
Operating income for the Independent Power Operations segment improved by $3.1 million ($2.8 million of operating income in the second quarter of 1995 compared to an operating loss of $0.3 million in the second quarter of 1994). The operating loss of the Coal Operations segment was $13.6 million in the current period compared to an operating loss of $0.3 million in the 1994 period. Major factors contributing to the $13.3 million of increased losses for the Coal Operations segment included (1) earnings deterioration at the Virginia Division totalling $9.6 million (an operating loss of $8.4 million in the second quarter of 1995 compared to operating income of $1.2 million in the second quarter of 1994) and (2) the elimination of earnings of Criterion Coal Company sold in December 1994 and the Hampton Division sold in January 1995 ($4.1 million of operating income in the second quarter of 1994 from both properties). The deterioration at the Virginia Division is related to reduced sales, higher per ton production costs and increased depreciation expense.

Coal revenues in the second quarter of 1995 were $39.5 million from 2.0 million tons sold compared to $107.0 million from 4.3 million tons sold in the second quarter of 1994. The decrease was due to (1) the sale of the assets of Criterion Coal Company in 1994 and the Hampton Division early in 1995,
(2) reduced sales by the Virginia Division and (3) a significant reduction in brokered coal sales and the elimination of export coal sales.

See the attached Financial Highlights for additional information.


First Half 1995 Financial Results

Westmoreland Coal Company's net loss was $9.0 million in the first half of 1995 compared to a net loss of $6.5 million in the second half of 1994. Net loss applicable to common shareholders was $11.4 million, or a loss of $1.64 per share, in the first half of 1995 compared to a net loss applicable to common shareholders of $8.9 million, or a loss of $1.28 per share, in the first half of 1994.

Results for the first half of 1995 included $9.5 million of gains on asset sales. The Company's operating loss was $15.1 million higher in the 1995 period than in 1994 mainly due to (1) $16.6 million of increased operating losses at the Virginia Division and (2) the elimination of earnings of Criterion Company and the Hampton Division ($6.4 million in the first half of 1994 from both properties). This was offset by $7.8 million of improvement in operating income at the Independent Power Operations segment.

Coal revenues for the first half of 1995 were $80.3 million from 4.0 million of tons sold compared to $205.2 million from 8.0 million tons sold in the first half of 1994.

Net cash used by operating activities was $7.7 million for the first half of 1995compared to net cash provided by operating activities of $13.0 million in the first half of 1994.

See the attached Financial Highlights for additional information.

Liquidity Outlook

Due to the continuing losses at the Virginia Division, the ongoing cash costs related to post retirement medical and workers compensation benefits, the scheduled funding requirements related to the Roanoke Valley II independent power project and the sale of Cleancoal Terminal Company, the Company's liquidity resources would be inadequate to meet operating requirements through December 31, 1995. Accordingly, management plans to address this near-term problem by reducing costs and selling all or part of the Virginia Division's assets and/or related businesses. Christopher K. Seglem, Westmoreland's President and Chief Executive Officer, reported at the 1995 Annual Meeting on June 6, 1995, "As the core mining property, Virginia has been the key variable for the Company for many years....Further losses are not tolerable.  One way or another the value of Virginia's assets must be put to work generating cash for years to come....Over the past several months we have met with employees, the United Mine Workers of America, Penn Virginia, Duke Power Company, other customers, mining contractors and other operators to determine our options, values, and the best course of action....We are now cautiously optimistic that some reasonable value can be achieved with Virginia for the near-term. We intend to move forward aggressively on this."

As previously reported, the Company will be required to take additional steps, such as the acquisition of new income-producing properties, to generate enough cash to meet its requirements through 1996 and beyond.

The Company, however, cannot give assurances at this time that these steps can be accomplished.


Second Quarter 10-Q Filed

Westmoreland today filed its second quarter Form 10-Q with the Securities and Exchange Commission. Shareholders interested in receiving a copy of the Form 10-Q can request a copy from Westmoreland Coal Company by writing to the Company at the following address: Westmoreland Coal Company, Shareholder Relations Department, 700 The Bellevue, 200 South Broad Street, Philadelphia, PA 19102.

###

For information contact R. Page Henley, Jr. (215) 545-2500.

						WESTMORELAND COAL COMPANY
						Financial Highlights - Earnings
						(In Thousands Except Per Share Data)


                                        					 Three Months				       		Six Months
						                                       Ended June 30				   	   	Ended June 30
			                                       		1995 			       1994 (1)		    1995 		       	1994 	(1)
		Operating income (loss)
		 Coal Operations:
		    Virginia Division		              $	 (8,390) (2)  $  1,168   	$	 (15,920) 	(2)	   $	673
		    Pine Branch Mining Incorporated	    		(173)			       (501)		      	(367)		      (1,681)
		    Westmoreland Resources, Inc. 		       	627 		        	507 			     1,326  	       1,291
		    Westmoreland Coal Sales Company		    	(621)		        	(64)		      	(100)		         563
		    Net corporate expenses	          		 (2,286)     		 (2,574)	   		 (5,618) 	(3)   (4,832)
		    West Virginia - Idled Operations			 (2,187)			     (2,631)		 	   (4,738) 		     (4,906)
		    Hampton Division	                     		-    		      	611 		        	-    		      	581
		    Criterion Coal Company	 	              	-  	       	3,456		         	-    		     5,800
		    Cleancoal Terminal Company		         	(597)		       	(279)		      	(701)			       (709)
		    Total Coal Operations	         		  (13,627)		       	(307)		  	 (26,118) 			    (3,220)

		 Independent Power Operations:
      Westmoreland Energy, Inc.          		2,789	(4)	     	(292)		    	 5,239  	(4)	    (841)
		    WEI - recognition of deferred income			-    	        		-    		  	 1,750  		        	-
		    Total Independent Power Operations	  2,789 		       	(292)		    	 6,989  	       (841)

		Operating loss                    		$	 (10,838) 	     	$	(599)	 	$	 (19,129)  	   $ (4,061)

		Gains on the sale of assets	             	$	23 	       $ 		-     		$	 9,538  	(5)	     $ -


		Net loss	                          	$	 (10,443)      	 (1,710)   	$	 (8,965) 		   $ (6,498)

		Less preferred stock dividends:
		  Declared		                           	 1,222  		        	-    	  		 2,444  		      1,222
		  In arrears		                           	-    	     		 1,222  		       	-    	      1,222
				                                     	 1,222  	     	 1,222  		   	 2,444  		      2,444

		Net loss applicable to
		common shareholders	              	$	 (11,665) 	   	$	 (2,932) 		$	 (11,409) 		  $  (8,942)

		Net loss per share
		applicable to common shareholders	   	$	(1.68)	     $  		(.42)	    	$	(1.64)		     $	(1.28)

(1)	Restated to conform with current classifications and to reflect Westmoreland
    Energy, Inc. as a continuing operation.
(2)	Second quarter comparison adversely affected by higher per ton production costs, 455,000 less tons sold an
   	$2.2 million of increased depreciation expense.  First half comparison adversely affected by higher per ton production
   	costs, 664,000 less tons sold and $ 3.8 million of increased depreciation expense.
(3)	Includes a $1.4 million non-cash charge for an early retirement program related to the relocation of the corporate office.
(4)	Second quarter and first half comparisons were positively impacted by the
    mid-1994 start-up of ROVA I, Rensselaer	and Ft. Lupton projects
(5)	Includes $ 9.1 million from the sale of the Hampton Division.

The above quarterly information is prepared from the accounts of the Company without audit.

			Westmoreland Coal Company
			Financial Highlights - Coal Statistics
			(In Thousands)


		                             	Three Months Ended				Six Months Ended
		                                  	 June 30			        	 June 30
	                                  	1995    		1994  	  	1995    		1994
TONS SOLD
    Inland		                       2,029 	  	3,860 	  	3,974   		7,090
    Export	                          	-    	  	412 	     	-  		    908
    Total Tons Sold		              2,029    	4,272	    3,974     7,998


INLAND TONS SOLD
    Virginia Division *		            794   		1,249    	1,657     2,321
    Westmoreland Resources, Inc.	  1,141	   	1,089   		2,147   		2,084
    Hampton Division	                	-  		    265      		-      		522
    Criterion Coal Company	          	-  	    	568      		-    		1,044
    Total Westmoreland Operations		1,935	   	3,171   		3,804   		5,971

    From Unaffiliated Producers	     	94     		689     		170   		1,119
    Total Inland Tons Sold	       	2,029	   	3,860	   	3,974   		7,090


EXPORT TONS SOLD
    Hampton Division	                	-       		94      		-      		143
    Criterion Coal Company	          	-  	      	2      		-        		2
    From Unaffiliated Producers	     	-      		316      		-      		763
    Total Export Tons Sold	          	-      		412      		-      		908

TOTAL TONS SOLD	                  	2,029     4,272   		3,974	   	7,998


COAL SOURCES
    Virginia Division *	            	794   		1,249   		1,657   		2,321
    Westmoreland Resources, Inc.   1,141	    1,089	    2,147     2,084
    Hampton Division                		-      		359      		-      		665
    Criterion Coal Company	          	-      		570      		-    		1,046
    Total Westmoreland Operations		1,935		   3,267	   	3,804	   	6,116

    From Unaffiliated Producers	     	94 	  	1,005     		170   		1,882
    Total Coal Sources	           	2,029     4,272	   	3,974   		7,998

Average revenue per ton sold:
     Eastern Operations	       	$  35.50		$  31.27		$  35.64		$  34.41
     Westmoreland Resources, Inc. 		6.96		    6.85	    	7.05    		7.03
     Weighted Average		         $  19.45		$  25.05		$  20.20		$  25.65

*  Includes tons:
   Sold by Pine Branch
     Mining Incorporated		            61 	     	63     		131      		98
   Purchased from Unaffiliated
     Producers	                     	164 	    	207     		415     		359

The above quarterly information is prepared from the accounts of the Company without audit.

	Westmoreland Coal Company
	Consolidated Statements of Income
	(In Thousands Except Per Share Data)

			                                  	Three Months Ended							Six Months Ended
				                                       June 30		          					 June 30
                                   			1995      			1994*		    	1995      			1994*
Revenues:
   Coal                        		$	 39,468 		$	 107,003 		$	 80,256  	$	 205,163
   Independent Power			              3,786  		  	 1,759  				 8,681    			 2,833
			                                 43,254  			 108,762  			 88,937  			 207,996

Costs and expenses:
   Cost of coal sold		            	 43,602  			 97,358  				 88,160  			 188,625
   Cost of sales-Independent Power  			629 	     		684   				 1,007  		  	 1,311
   Depreciation, depletion
     and amortization 		           	 5,600  			  4,303	  			 10,639    			 8,554
   Selling and administrative			     4,261  			  7,016  	 			 8,260  	 		 13,567
                                			 54,092  		 109,361  			 108,066  			 212,057

Operating loss	                 		 (10,838)    			(599)				 (19,129)  			 (4,061)

Gains on the sales of assets         			23 	      		-    				 9,538        			-

Interest expense	                   		(339)			  (1,189)    				(681)	 	 	 (2,282)
Interest and other income		        	 1,119  	    		783   				 2,258    			 1,314

Loss before income tax expense
  (benefit) and minority interest	 (10,035) 			 (1,005) 				 (8,014) 		 	 (5,029)
Income taxes (benefit):
   Current                          			349      			328      				844 	      		841
   Deferred			                        (110)		     	268     				(247)		      	324
			                                    239 		     	596 			     	597 		   	 1,165

Minority interest	                   		169 		     	109      				354       			304

Net loss			                        (10,443) 			 (1,710) 				 (8,965)  			 (6,498)

Less preferred stock dividends:
     declared	                    		 1,222       			-    				 2,444    			 1,222
     in arrears		                      	-    			 1,222       				-     			 1,222
	                                 		 1,222  			  1,222  			 	 2,444  	  		 2,444
Net loss applicable
     to common shareholders		   $	 (11,665)		$	 (2,932) 	$	 (11,409) 		$	 (8,942)

Net loss per share applicable to
   common shareholders	           	$	(1.68)	   	$	(.42)	  		$	(1.64)   		$	(1.28)

Weighted average number of
   common shares outstanding	     		 6,961 	  		 6,955   				 6,960    			 6,955

* Restated to reflect Westmoreland Energy, Inc. as a continuing operation.

The above quarterly information is prepared from the accounts of the Company without audit.

					Westmoreland Coal Company
					Consolidated Statements of Cash Flows
					(In Thousands)



							                                           	Six Months Ended June 30
	                                           				      		1995 	     		1994*
Cash flows from operating activities:
	Net loss                                     					$	 (8,965) 		$	 (6,498)
	Adjustments to reconcile net loss to net cash
	   provided (used) by operating activities:
		Gains on the sales of assets					                   (9,538) 		      	-
		Equity earnings from independent power projects				 (6,076)  			 (2,383)
		Recognition of development fee income				         	 (1,750) 		      	-
		Cash distributions from independent power projects			5,087  	  		 1,105
		Depreciation, depletion and amortization 					      10,639    			 8,554
		Decrease in accrual for pneumoconiosis benefits					  (195)	     		(650)
		Decrease in notes and accounts receivables, net
		   of allowance for doubtful accounts					           9,668   			 14,912
		Increase in inventories		                        			 2,018    			 2,900
		Decrease in accounts payable and accrued expenses		(11,557) 			 (10,511)
		Increase in accrual for postretirement
     medical costs				                               	 3,037  	  		 3,683
		Other                                             					(41)	    		1,908
			Net cash provided (used) by operating activities		 (7,673)   			13,020

Cash flows from investing activities:
	Fixed assets additions			                           			(342)	  		 (2,617)
	(Increase) decrease in notes receivable					        	 1,592      			(868)
	Proceeds from sales of assets				                 		 10,131        			85
	LG&E support fee payment					                           	-    			 (3,563)
			Net cash provided (used) by investing activities		 11,381   			 (6,963)

Cash flows from financing activities:
	Hampton lease buyout premium		                  				 (1,103) 		      	-
	Repayment of long-term debt			                   			 (2,132) 	 		 (6,159)
	Cash deposits to support surety bonds						              -    			 (4,430)
	Dividends paid to shareholders				                		 (1,222)  			 (3,144)
	Other				                                              		-          			4
			Net cash used in financing activities	         			 (4,457) 			 (13,729)

Net increase (decrease) in cash and
   cash equivalents		                              					(749)	  		 (7,672)
Cash and cash equivalents, beginning of period 						 15,453   			 24,262
Cash and cash equivalents, end of period 				    		$	 14,704  		$	 16,590

* Restated to conform with current classifications and to reflect
Westmoreland Energy, Inc. as a continuing operation.
The above quarterly information is prepared from the accounts of the Company without audit.

		Westmoreland Coal Company
		Condensed Consolidated Balance Sheets
		(In Thousands)

		                                            		 June 30	   			Dec. 31
		                                                		1995*	      		1994
Assets
Current Assets:
	Cash and cash equivalents	                   	$	 14,704  			$	 15,453
	Receivables, net 		                            	 14,380  				  25,329
	Inventories		                                   	 6,311  				   8,604
	Assets of Cleancoal Terminal Co. held for sale			 5,848      	  			-
	Other current assets		                             	890 			      	952
	Total current assets			                          42,133  			 	 50,338

Net property, plant and equipment 			           	 78,929  		 		 89,728
Assets of Cleancoal Terminal Co. held for sale	    			-    		 		 6,149
Investment in Independent Power Projects			     	 44,035   				 43,046
Investment in DTA		                            		 19,642   				 20,375
Other assets		                                 		 19,790   				 20,103
	Total assets	                               	$	 204,529 			$	 229,739


Liabilities and Shareholders' Equity
Current Liabilities:
	Current installments of long-term debt     		$	 11,074  	  		$	 3,561
	Accounts payable and accrued expenses	       		 24,641    				 35,720
	Accrual for postretirement medical costs     			 8,075     				 8,075
	Preferred dividends payable			                   1,222  			       	-
	Taxes on income                              			 4,123     				 4,463
	Total current liabilities	                   		 49,135  		  		 51,819

Long-term debt	                               			 2,725  		  		 12,370
Accrual for pneumoconiosis benefits		         		 14,809  		  		 15,004
Accrual for workers' compensation				            22,174   				  21,771
Accrual for postretirement medical costs			    	 39,442    				 36,405
Other liabilities			                           	 11,789    				 16,613
Deferred income taxes                       				 14,485  	  			 14,732
Minority interest			                           	 10,655  	  			 10,301
Shareholders' equity				                         39,315  			  	 50,724
	Total liabilities and shareholders' equity		$	 204,529 		 	$	 229,739

*  Prepared from the accounts of the Company without audit.